EXHIBIT 32.1

SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

I, Jack L. Messman, Chief Executive Officer of Novell, Inc., a Delaware corporation (the “Company”), hereby certify that, to my knowledge:

(1)                  The Company’s periodic report on Form 10-Q for the period ended April 30, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)                  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

CHIEF EXECUTIVE OFFICER

/s/ JACK L. MESSMAN
Jack L. Messman

Date: June 8, 2006